UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2023

Harvard Apparatus Regenerative Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (774) 233-7300

Biostage, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HRGN	OTCQB

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Harvard Apparatus Regenerative Technology, Inc. (the “Company”) filed an amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State for the State of Delaware to change its name from Biostage, Inc. to Harvard Apparatus Regenerative Technology, Inc. The Company also amended and restated its Amended and Restated Bylaws, solely to reflect the name change (as amended, the “Third Amended and Restated Bylaws”). The Certificate of Amendment and the Third Amended and Restated Bylaws each became effective on July 20, 2023.

In connection with the name change, the Company will trade on the OTCQB under the new ticker symbol “HRGN”. The new ticker symbol will become effective at the open of the market on July 20, 2023.

The foregoing descriptions of the amendments to the Certificate of Incorporation and the Amended and Restated Bylaws are qualified in their entirety by reference to the Certificate of Amendment and the Third Amended and Restated Bylaws included as Exhibit 3.1 and Exhibit 3.2, respectively, to this Form 8-K, which are incorporated by reference. Other than the Company’s name change, the Company did not make any changes to its Certificate of Incorporation or Amended and Restated Bylaws.

Item 8.01 Other Events.

On July 20, 2023, the Company issued a press release announcing the name change, corporate rebranding initiative and launch of its new website, www.hregen.com. The press release is furnished as Exhibit 99.1 and incorporated herein by reference. The information disclosed under this Item 8.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation.
3.2	Third Amended and Restated Bylaws.
99.1	Press Release.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.
(Registrant)

July 20, 2023	/s/ Joseph Damasio
(Date)	Joseph Damasio Chief Financial Officer